Exhibit 99.1
                                  ------------

          The Group I Mortgage Loans consist of approximately 3,335 Mortgage Loans. The Group II Mortgage Loans consist of approximately 1,573 Mortgage Loans, of which approximately 99.28% are secured by first Mortgages and approximately 0.72% are secured by second Mortgages.

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 79.38% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 20.62% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 79.09% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 20.91% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

         Each of the fixed-rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 93.47% of the Adjustable-Rate Group I Mortgage Loans, three years, in the case of approximately 6.20% of the Adjustable-Rate Group I Mortgage Loans or fifteen years, in the case of approximately 0.28% of the Adjustable-Rate Group I Mortgage Loans, and that the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years, in the case of approximately 93.37% of the Adjustable-Rate Group II Mortgage Loans or three years, in the case of approximately 6.29% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not increase by more than a stated percentage (1.000% per annum to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum to 1.500% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.997% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.008% per annum, and the Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.988% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.014% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

         Approximately 70.95% of the Group I Mortgage Loans and approximately 71.23% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 0 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the "Parity Act"), which regulates the ability of the Originator to impose prepayment charges, was amended, and as a result, the Originator will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions after July 1, 2003. The Depositor makes no representations as to the effect that the prepayment charges, decisions by the Master Servicer with respect to the waiver thereof and the recent amendment of the Parity Act, may have on the prepayment performance of the Mortgage Loans. See "Certain Legal Aspects of Mortgage Loans-Enforceability of Certain Provisions-Prepayment Penalties" in the prospectus.

         With respect to approximately 0.66% of the Mortgage Loans (the "Rate Reduction Mortgage Loans"), after the related borrower makes twenty-four consecutive on-time payments, the related Mortgage Rate is reduced by 1.00%. An on-time payment is defined as one made before a late charge is imposed. Any Mortgage Rate reductions earned will be maintained for the life of the loan.

GROUP I MORTGAGE LOANS STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 32.99% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.20% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 77.31%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property.

         Except with respect to approximately 0.06% of the Group I Mortgage Loans, all of the Group I Mortgage Loans have a Due Date of the first day of the month (the "Due Date").

         The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 356 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to November 1998 or after March 2004 or will have a remaining term to maturity of less than 119 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan February 2034.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $150,066. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $149,861. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $486,289 or less than approximately $45,707.

         The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 4.950% per annum and not more than 12.550% per annum and the weighted average Mortgage Rate was approximately 7.412% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 3.000% to 8.000%, Minimum Mortgage Rates ranging from 4.950% per annum to 11.900% per annum and Maximum Mortgage Rates ranging from 10.950% per annum to 17.900% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.445% per annum, a weighted average Minimum Mortgage Rate of approximately 7.392% per annum and a weighted average Maximum Mortgage Rate of approximately 13.419% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in February 2019, and the weighted average next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the Cut-off Date is January 2006.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
 PRINCIPAL BALANCE ($)         LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
--------------------------   ---------    -----------------    -----------------
45,707   -  50,000........       54        $  2,692,717.80            0.54%
50,001   - 100,000........      965          72,241,035.94           14.45
100,001  - 150,000........      903         112,114,411.75           22.43
150,001  - 200,000........      631         110,654,543.93           22.14
200,001  - 250,000........      381          85,217,037.91           17.05
250,001  - 300,000........      273          74,335,972.05           14.87
300,001  - 350,000........      103          32,773,492.32            6.56
350,001  - 400,000........       20           7,488,471.44            1.50
400,001  - 450,000........        2             823,993.73            0.16
$450,001 - 486,289........        3           1,445,097.43            0.29
                              -----        ---------------          ------
   Total..................    3,335        $499,786,774.30          100.00%
                              =====        ===============          ======


___________________
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $149,861.



                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
       CREDIT SCORE              LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------     ---------   -----------------   -----------------
Not Available.............        117       $ 13,988,555.44           2.80%
500.......................         12          1,865,624.72           0.37
501 - 525.................        356         50,878,195.04          10.18
526 - 550.................        396         55,815,895.99          11.17
551 - 575.................        351         50,600,836.42          10.12
576 - 600.................        393         60,994,927.36          12.20
601 - 625.................        561         84,654,032.01          16.94
626 - 650.................        526         81,398,075.67          16.29
651 - 675.................        268         41,852,975.46           8.37
676 - 700.................        131         20,553,665.93           4.11
701 - 725.................        101         17,561,618.19           3.51
726 - 750.................         67         10,148,547.15           2.03
751 - 775.................         41          7,224,308.85           1.45
776 - 800.................         14          2,199,838.00           0.44
801 - 803.................          1             49,678.07           0.01
                                -----       ---------------         ------
  Total...................      3,335       $499,786,774.30         100.00%
                                =====       ===============         ======

___________________
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 606.

                   CREDIT GRADE FOR THE GROUP I MORTGAGE LOANS

                                                                % OF AGGREGATE
                           NUMBER OF     PRINCIPAL BALANCE     PRINCIPAL BALANCE
                           MORTGAGE      OUTSTANDING AS OF     OUTSTANDING AS OF
     CREDIT GRADE            LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
---------------------      ---------     ------------------    -----------------
AA+..................         177         $ 26,282,591.31            5.26%
AA...................       1,279          199,316,958.76           39.88
 A...................         528           76,171,112.75           15.24
 B...................         473           66,457,876.75           13.30
 C...................         103           13,812,527.23            2.76
CC...................          78           12,526,931.05            2.51
NG...................         697          105,218,776.45           21.05
                            -----         ---------------          ------
   Total.............       3,335         $499,786,774.30          100.00%
                            =====         ===============          ======




           ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                           NUMBER OF     PRINCIPAL BALANCE     PRINCIPAL BALANCE
                           MORTGAGE      OUTSTANDING AS OF     OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)       LOANS       THE CUT-OFF DATE       THE CUT-OFF DATE
----------------------     ---------     -----------------     -----------------
120...................          2         $    133,732.74            0.03%
180...................         62            6,070,049.00            1.21
240...................         28            3,634,127.36            0.73
360...................      3,243          489,948,865.20           98.03
                            -----         ---------------          ------
   Total..............      3,335         $499,786,774.30          100.00%
                            =====         ===============          ======

___________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 357 months.



          REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
REMAINING TERM (MONTHS)        LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-----------------------      ---------    -----------------    -----------------
119  - 120.............           2       $    133,732.74             0.03%
175  - 180.............          62          6,070,049.00             1.21
229  - 234.............           1            166,679.50             0.03
235  - 240.............          27          3,467,447.86             0.69
295  - 300.............           3            759,553.39             0.15
343  - 348.............           1            253,858.88             0.05
349  - 354.............          48          7,282,697.36             1.46
355  - 360.............       3,191        481,652,755.57            96.37
                              -----       ---------------           ------
   Total...............       3,335       $499,786,774.30           100.00%
                              =====       ===============           ======

___________________
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 356 months.

                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
       PROPERTY TYPE             LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------  ---------   -----------------   -----------------
Single Family Detached.......    2,604      $376,867,096.08           75.41%
2-4 Units Detached...........      285        59,484,231.24           11.90
PUD Detached(1)..............      207        33,051,102.95            6.61
Manufactured Housing.........      114        11,508,397.57            2.30
Condo Low-Rise Attached .....       71         8,738,533.75            1.75
2-4 Units Attached...........       29         6,893,504.35            1.38
Single Family Attached.......       14         1,582,553.27            0.32
PUD Attached(1)..............        7         1,315,542.72            0.26
Condo High-Rise Attached.....        4           345,812.37            0.07
                                 -----      ---------------          ------
   Total.....................    3,335      $499,786,774.30          100.00%
                                 =====      ===============          ======

___________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF    OUTSTANDING AS OF
     OCCUPANCY STATUS           LOANS     THE CUT-OFF DATE      THE CUT-OFF DATE
---------------------------   ---------   -----------------    -----------------
Primary ...................    3,046       $458,434,979.86           91.73%
Non-owner .................      255         36,088,830.29            7.22
Second Home................       34          5,262,964.15            1.05
                               -----       ---------------          ------
   Total...................    3,335       $499,786,774.30          100.00%
                               =====       ===============          ======


___________________
(1)  Occupancy as represented by the mortgagor at the time of origination.



                      PURPOSE OF THE GROUP I MORTGAGE LOANS

                                                                 % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
        PURPOSE                 LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------   ---------    -----------------   -----------------
Cash Out Refinance.........     2,186       $333,885,085.84          66.81%
Purchase...................       928        132,425,557.93          26.50
Rate/Term Refinance........       221         33,476,130.53           6.70
                                -----       ---------------         ------
   Total...................     3,335       $499,786,774.30         100.00%
                                =====       ===============         ======

          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)

                                                                     % OF AGGREGATE
                                    NUMBER OF   PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                    MORTGAGE    OUTSTANDING AS OF  OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO (%)      LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
--------------------------------    ---------   -----------------  -----------------
12.62 -  15.00..................         2      $    126,846.34           0.03%
15.01 -  20.00..................         5           369,376.86           0.07
20.01 -  25.00..................         1            50,000.00           0.01
25.01 -  30.00..................        15         1,249,217.77           0.25
30.01 -  35.00..................        16         1,456,659.85           0.29
35.01 -  40.00..................        28         2,778,442.64           0.56
40.01 -  45.00..................        44         5,634,826.56           1.13
45.01 -  50.00..................        58         7,634,972.39           1.53
50.01 -  55.00..................        77        11,161,286.72           2.23
55.01 -  60.00..................       130        20,782,245.09           4.16
60.01 -  65.00..................       215        33,031,018.06           6.61
65.01 -  70.00..................       252        39,501,461.47           7.90
70.01 -  75.00..................       370        57,279,474.91          11.46
75.01 -  80.00..................     1,066       153,858,043.41          30.78
80.01 -  85.00..................       323        47,884,412.87           9.58
85.01 -  90.00..................       491        81,261,191.56          16.26
90.01 -  95.00..................       234        34,709,959.71           6.94
95.01 - 100.00..................         8         1,017,338.09           0.20
                                     -----      ---------------         ------
   Total........................     3,335      $499,786,774.30         100.00%
                                     =====      ===============         ======

___________________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 77.31%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.

         GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO
                         THE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
         LOCATION                LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
Alabama....................        14       $  1,418,686.11           0.28%
Alaska.....................         2            332,780.83           0.07
Arizona....................        69          8,496,209.89           1.70
Arkansas...................         2            112,938.53           0.02
California.................       443         86,941,187.42          17.40
Colorado...................        90         13,827,758.57           2.77
Connecticut................        90         13,667,626.37           2.73
Delaware...................         8          1,062,334.95           0.21
Florida....................       235         27,534,976.10           5.51
Georgia....................        87          9,432,710.24           1.89
Idaho......................         7            550,628.87           0.11
Illinois...................       126         16,662,267.51           3.33
Indiana....................        37          3,163,177.41           0.63
Iowa.......................        13          1,489,990.85           0.30
Kansas.....................         8            712,446.96           0.14
Kentucky...................        20          1,838,793.40           0.37
Louisiana..................        18          1,796,737.57           0.36
Maine......................        55          7,035,087.97           1.41
Maryland...................        53          7,496,362.31           1.50
Massachusetts..............       262         51,567,677.70          10.32
Michigan...................       100         10,953,053.69           2.19
Minnesota..................        51          7,349,322.66           1.47
Mississippi................         4            372,034.02           0.07
Missouri...................        29          2,982,477.78           0.60
Montana....................         4            304,915.55           0.06
Nebraska...................         6            663,982.07           0.13
Nevada.....................        31          4,881,245.04           0.98
New Hampshire..............        51          8,612,426.04           1.72
New Jersey.................       130         21,949,225.49           4.39
New Mexico.................         3            345,516.32           0.07
New York...................       408         83,393,819.41          16.69
North Carolina.............        69          6,332,942.56           1.27
North Dakota...............         1             95,000.00           0.02
Ohio.......................        95          9,286,141.96           1.86
Oklahoma...................         4            289,805.06           0.06
Oregon.....................        22          3,122,676.10           0.62
Pennsylvania...............       116         13,136,284.89           2.63
Rhode Island...............        80         12,914,663.50           2.58
South Carolina.............        29          3,081,820.77           0.62
South Dakota...............         1             93,104.24           0.02
Tennessee..................        34          3,832,413.23           0.77
Texas......................       227         24,174,918.90           4.84
Utah.......................         9          1,343,941.94           0.27
Vermont....................        14          1,516,354.84           0.30
Virginia...................        82         11,391,301.05           2.28
Washington.................        49          6,748,498.13           1.35

West Virginia..............         1             91,441.05           0.02
Wisconsin..................        39          4,675,217.34           0.94
Wyoming....................         7            711,851.11           0.14
                                -----       ---------------         ------
   Total...................     3,335       $499,786,774.30         100.00%
                                =====       ===============         ======

___________________
(1) The greatest ZIP Code geographic concentration of I Group I Mortgage Loans was approximately 0.61% in the 11236 ZIP Code.


              DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)

                                                                        % OF AGGREGATE
                                     NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                     MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
      DOCUMENTATION LEVEL              LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------------    ---------    -----------------   -----------------
Full Documentation ..............      2,226      $316,133,156.22             63.25%
Stated Income Documentation......      1,086       180,074,391.32             36.03
Lite Documentation...............         15         2,229,537.88              0.45
No Documentation.................          8         1,349,688.88              0.27
                                       -----      ---------------            ------
         Total...................      3,335      $499,786,774.30            100.00%
                                       =====      ===============            ======

___________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.


             CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
CURRENT MORTGAGE RATE (%)      LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------    ---------    -----------------    -----------------
 4.950  -  5.000.........         14       $  2,204,513.01            0.44%
 5.001  -  6.000 ........        295         52,816,306.42           10.57
 6.001  -  7.000.........        859        145,601,340.36           29.13
 7.001  -  8.000.........      1,117        172,318,399.15           34.48
 8.001  -  9.000.........        687         87,982,698.87           17.60
 9.001  - 10.000.........        263         29,639,775.47            5.93
10.001  - 11.000.........         70          6,468,828.06            1.29
11.001  - 12.000.........         29          2,697,727.43            0.54
12.001  - 12.550.........          1             57,185.53            0.01
                               -----       ---------------          ------
        Total............      3,335       $499,786,774.30          100.00%
                               =====       ===============          ======
___________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.412% per annum.

         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
       GROSS MARGIN (%)         LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------   ---------   -----------------   ------------------
3.000 - 3.000..............        3       $    464,177.02            0.12%
3.001 - 4.000..............      184         32,007,502.42            8.07
4.001 - 5.000..............      644        108,449,902.83           27.34
5.001 - 6.000..............      937        143,861,155.18           36.26
6.001 - 7.000..............      592         83,700,905.03           21.10
7.001 - 8.000..............      226         28,231,344.55            7.12
                               -----       ---------------          ------
      Total................    2,586       $396,714,987.03          100.00%
                               =====       ===============          ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.445% per annum.

     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF    OUTSTANDING AS OF
    NEXT ADJUSTMENT DATE        LOANS     THE CUT-OFF DATE      THE CUT-OFF DATE
---------------------------   ---------   -----------------   ------------------
04/01/04...................       1       $    285,670.48             0.07%
05/01/04...................       2            331,781.98             0.08
06/01/04...................       1            127,408.18             0.03
08/01/04...................       1            253,858.88             0.06
04/01/05...................       1             80,196.93             0.02
05/01/05...................       2            179,655.77             0.05
06/01/05...................      17          2,519,120.01             0.63
07/01/05...................      14          2,871,025.94             0.72
08/01/05...................      10          1,632,828.56             0.41
09/01/05...................      46          6,998,563.39             1.76
10/01/05...................      77         10,661,578.21             2.69
11/01/05...................     713        111,760,077.07            28.17
12/01/05...................     705        113,786,313.57            28.68
01/01/06...................     687        103,656,483.60            26.13
02/01/06...................     121         15,879,502.00             4.00
06/01/06...................       1             80,427.20             0.02
07/01/06 ..................       2            189,656.68             0.05
08/01/06 ..................       2            129,666.94             0.03
09/01/06 ..................       6            609,655.95             0.15
10/01/06 ..................      11          1,708,506.15             0.43
11/01/06 ..................      60          7,379,061.05             1.86
12/01/06 ..................      47          6,911,142.78             1.74
01/01/07 ..................      47          6,875,503.34             1.73
02/01/07 ..................       4            702,412.00             0.18
11/01/18 ..................       6            858,957.47             0.22
12/01/18 ..................       1             97,932.90             0.02
02/01/19 ..................       1            148,000.00             0.04
                              -----       ---------------           ------
        Total..............   2,586       $396,714,987.03           100.00%
                              =====       ===============           ======

___________________
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date is approximately 24 months.

     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)        LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
10.950 - 11.000 ..........         14       $  2,204,513.01            0.56%
11.001 - 12.000 ..........        251         44,758,559.95           11.28
12.001 - 13.000 ..........        612        105,005,771.86           26.47
13.001 - 14.000 ..........        903        141,353,265.88           35.63
14.001 - 15.000 ..........        540         72,263,589.62           18.22
15.001 - 16.000 ..........        205         24,706,576.40            6.23
16.001 - 17.000 ..........         47          4,844,483.70            1.22
17.001 - 17.900 ..........         14          1,578,226.61            0.40
                                -----       ---------------          ------
       Total..............      2,586       $396,714,987.03          100.00%
                                =====       ===============          ======

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 13.419% per annum.



     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
MINIMUM MORTGAGE RATE (%)        LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-------------------------      ---------   -----------------   -----------------
 4.950  -  5.000 ........          14       $  2,204,513.01           0.56%
 5.001  -  6.000 ........         252         45,130,947.72          11.38
 6.001  -  7.000 ........         626        107,638,051.93          27.13
 7.001  -  8.000 ........         916        143,498,619.09          36.17
 8.001  -  9.000 ........         522         68,564,974.48          17.28
 9.001  - 10.000 ........         197         23,608,072.70           5.95
10.001  - 11.000 ........          46          4,578,546.92           1.15
11.001  - 11.900 ........          13          1,491,261.18           0.38
                                -----       ---------------         ------
         Total...........       2,586       $396,714,987.03         100.00%
                                =====       ===============         ======

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.392% per annum.

   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                                NUMBER OF   PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                MORTGAGE    OUTSTANDING AS OF  OUTSTANDING AS OF
INITIAL PERIODIC RATE CAP (%)     LOANS     THE CUT-OFF DATE    THE CUT-OFF DATE
-----------------------------   ---------   ----------------    ----------------
1.000........................         3      $    308,704.23          0.08%
2.000........................         2           394,406.18          0.10
3.000........................     2,581       396,011,876.62         99.82
                                  -----      ---------------        ------
         Total...............     2,586      $396,714,987.03        100.00%
                                  =====      ===============        ======

___________________
(1)  Relates solely to initial rate adjustments.



 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS (1)

                                                                 % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
   PERIODIC RATE CAP (%)        LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------   ---------    ----------------    -----------------
1.000 .....................     2,550       $390,107,137.58          98.33%
1.500 .....................        36          6,607,849.45           1.67
                                -----       ---------------         ------
         Total.............     2,586       $396,714,987.03         100.00%
                                =====       ===============         ======
___________________
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP II MORTGAGE LOANS STATISTICS

                  The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

                  Approximately 35.43% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.21% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 77.76%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Group II Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

         Except with respect to approximately 0.10% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 354 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to November 1998 or will have a remaining term to maturity of less than 117 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is February 2034.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $191,118. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $190,716. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $750,000 or less than approximately $49,534.

         The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 4.990% per annum and not more than 12.690% per annum and the weighted average Mortgage Rate was approximately 7.378% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.000% to 11.500%, Minimum Mortgage Rates ranging from 4.990% per annum to 12.690% per annum and Maximum Mortgage Rates ranging from 10.990% per annum to 18.750% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.419% per annum, a weighted average Minimum Mortgage Rate of approximately 7.336% per annum and a weighted average Maximum Mortgage Rate of approximately 13.383% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in November 2018, and the weighted average next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is January 2006.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


       CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
  PRINCIPAL BALANCE ($)         LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------   ---------    -----------------   -----------------
 49,534 -  50,000..........       22        $  1,098,662.32          0.37%
 50,001 - 100,000..........      458          34,627,974.12         11.54
100,001 - 150,000..........      341          42,191,901.68         14.06
150,001 - 200,000..........      213          36,939,472.29         12.31
200,001 - 250,000..........      149          33,350,778.35         11.12
250,001 - 300,000..........       72          19,753,272.35          6.58
300,001 - 350,000..........       73          24,196,890.96          8.07
350,001 - 400,000..........      108          40,360,914.41         13.45
400,001 - 450,000..........       49          20,975,807.01          6.99
450,001 - 500,000..........       50          24,108,219.94          8.04
500,001 - 550,000..........       14           7,411,040.79          2.47
550,001 - 600,000..........       14           8,115,865.18          2.71
600,001 - 650,000..........        4           2,479,700.84          0.83
700,001 - 750,000..........        6           4,385,034.55          1.46
                               -----        ---------------        ------
        Total..............    1,573        $299,995,534.79        100.00%
                               =====        ===============        ======

___________________
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $190,716.

                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                 % OF AGGREGATE
                             NUMBER OF    PRINCIPAL BALANCE    PRINCIPAL BALANCE
                             MORTGAGE     OUTSTANDING AS OF    OUTSTANDING AS OF
       CREDIT SCORE            LOANS      THE CUT-OFF DATE      THE CUT-OFF DATE
-------------------------    ---------    -----------------    -----------------
Not Available............        52        $  7,152,454.65            2.38%
500......................         8             792,601.46            0.26
501 - 525................       199          31,015,454.89           10.34
526 - 550................       180          33,013,913.42           11.00
551 - 575................       164          26,854,909.77            8.95
576 - 600................       185          34,154,677.50           11.39
601 - 625................       252          50,340,739.20           16.78
626 - 650................       261          55,542,698.78           18.51
651 - 675................       105          21,160,048.65            7.05
676 - 700................        80          17,169,858.46            5.72
701 - 725................        37           9,838,339.95            3.28
726 - 750................        19           4,588,386.02            1.53
751 - 775................        20           4,805,671.59            1.60
776 - 796................        11           3,565,780.45            1.19
                              -----        ---------------          ------
      Total..............     1,573        $299,995,534.79          100.00%
                              =====        ===============          ======

___________________
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 609.



                  CREDIT GRADE FOR THE GROUP II MORTGAGE LOANS

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
       CREDIT GRADE              LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
AA+  ......................         75      $ 15,888,252.18           5.30%
AA.........................        603       124,235,580.58          41.41
 A ........................        263        46,867,636.66          15.62
 B ........................        179        27,816,250.47           9.27
 C ........................         62         9,292,458.71           3.10
CC.........................         61         8,315,540.65           2.77
NG.........................        330        67,579,815.54          22.53
                                 -----      ---------------         ------
         Total.............      1,573      $299,995,534.79         100.00%
                                 =====      ===============         ======

          ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
   ORIGINAL TERM (MONTHS)        LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   ----------------    -----------------
120........................         1      $     65,600.00            0.02%
180........................        41         4,655,634.98            1.55
240........................        35         3,517,066.67            1.17
360........................     1,496       291,757,233.14           97.25
                                -----      ---------------          ------
         Total.............     1,573      $299,995,534.79          100.00%
                                =====      ===============          ======
___________________
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 356 months.



          REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
  REMAINING TERM (MONTHS)        LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
117  - 120.................         5       $  1,271,647.88           0.42%
169  - 174.................         1             67,673.88           0.02
175  - 180.................        36          3,381,913.22           1.13
229  - 234.................         1             67,323.00           0.02
235  - 240.................        34          3,449,743.67           1.15
295  - 300.................         8          2,520,423.05           0.84
337  - 342.................         1            177,394.36           0.06
349  - 354.................        33          6,423,258.60           2.14
355  - 360.................     1,454        282,636,157.13          94.21
                                -----       ---------------         ------
        Total..............     1,573       $299,995,534.79         100.00%
                                =====       ===============         ======
___________________
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 354 months.

                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                                 % OF AGGREGATE
                                NUMBER OF   PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                 MORTGAGE   OUTSTANDING AS OF  OUTSTANDING AS OF
      PROPERTY TYPE               LOANS      THE CUT-OFF DATE   THE CUT-OFF DATE
------------------------------  ---------   -----------------  -----------------
Single Family Detached .......    1,244       $235,089,303.41        78.36%
2-4 Units Detached............      123         26,014,785.20         8.67
PUD Detached(1)...............      109         24,983,735.88         8.33
Condo Low-Rise Attached.......       30          4,979,565.25         1.66
Manufactured Housing..........       40          3,213,098.11         1.07
2-4 Units Attached............       10          2,312,565.92         0.77
Single Family Attached .......       12          2,258,497.02         0.75
Condo High-Rise Attached......        4            969,268.90         0.32
PUD Attached(1)...............        1            174,715.10         0.06
                                  -----       ---------------       ------
        Total.................    1,573       $299,995,534.79       100.00%
                                  =====       ===============       ======

___________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
    OCCUPANCY STATUS            LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------   ---------    -----------------   -----------------
Primary ...................     1,444       $278,141,071.32          92.72%
Non-owner  ................       111         18,491,379.68           6.16
Second Home................        18          3,363,083.79           1.12
                                -----       ---------------         ------
        Total..............     1,573       $299,995,534.79         100.00%
                                =====       ===============         ======
___________________
(1)  Occupancy as represented by the mortgagor at the time of origination.



                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                                 % OF AGGREGATE
                              NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                              MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
         PURPOSE                LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------   ---------    -----------------   -----------------
Cash Out Refinance ........     1,056       $201,430,643.24          67.14%
Purchase...................       405         77,848,099.34          25.95
Rate/Term Refinance .......       112         20,716,792.21           6.91
                                -----       ---------------         ------
         Total.............     1,573       $299,995,534.79         100.00%
                                =====       ===============         ======

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)(3)

                                                                       % OF AGGREGATE
                                    NUMBER OF    PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                    MORTGAGE     OUTSTANDING AS OF   OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE RATIO (%)      LOANS      THE CUT-OFF DATE     THE CUT-OFF DATE
--------------------------------    ---------    -----------------   -----------------
11.11 -  15.00..................         1       $     99,798.48            0.03%
25.01 -  30.00..................         3            321,634.24            0.11
30.01 -  35.00..................         8            793,984.60            0.26
35.01 -  40.00..................        11          1,741,007.27            0.58
40.01 -  45.00..................        10          2,095,404.55            0.70
45.01 -  50.00..................        20          4,211,046.37            1.40
50.01 -  55.00..................        39          7,327,155.52            2.44
55.01 -  60.00..................        61         10,728,193.18            3.58
60.01 -  65.00..................       121         20,464,152.36            6.82
65.01 -  70.00..................       134         26,471,216.36            8.82
70.01 -  75.00..................       177         34,378,710.18           11.46
75.01 -  80.00..................       472         85,068,212.77           28.36
80.01 -  85.00..................       141         28,452,533.61            9.48
85.01 -  90.00..................       254         54,995,000.04           18.33
90.01 -  95.00..................       113         22,206,126.45            7.40
95.01 - 100.00..................         8            641,358.81            0.21
                                     -----       ---------------          ------
       Total....................     1,573       $299,995,534.79          100.00%
                                     =====       ===============          ======

___________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 77.76%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

         GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO
                         THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
        LOCATION                 LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
Alabama ...................         9       $    780,109.01            0.26%
Arizona ...................        29          3,910,388.46            1.30
Arkansas...................         2            470,178.81            0.16
California ................       236         66,301,727.02           22.10
Colorado...................        38          7,301,849.93            2.43
Connecticut................        41          7,354,933.83            2.45
Delaware...................         3            326,295.06            0.11
Florida ...................       127         16,811,240.67            5.60
Georgia ...................        26          3,670,712.97            1.22
Idaho......................         4            566,238.79            0.19
Illinois...................        54          8,923,298.26            2.97
Indiana ...................        17          1,693,801.10            0.56
Iowa ......................         3            590,285.83            0.20
Kansas ....................         3            162,393.04            0.05
Kentucky...................        11          1,041,674.25            0.35
Louisiana  ................        12          1,727,580.51            0.58
Maine......................        26          3,846,986.50            1.28
Maryland...................        22          4,324,597.10            1.44
Massachusetts .............       127         34,258,490.84           11.42
Michigan...................        47          5,756,384.78            1.92
Minnesota  ................        24          4,740,426.20            1.58
Mississippi................         5            407,567.73            0.14
Missouri...................        23          1,943,930.19            0.65
Montana ...................         3            630,998.76            0.21
Nebraska...................         3            374,559.43            0.12
Nevada  ...................        10          1,453,557.98            0.48
New Hampshire .............        18          3,331,117.32            1.11
New Jersey ................        73         14,522,439.93            4.84
New Mexico ................         4            921,562.30            0.31
New York...................       188         48,544,112.24           16.18
North Carolina.............        38          3,842,437.43            1.28

Ohio ......................        41          4,217,347.45            1.41
Oklahoma...................         1             65,450.00            0.02
Oregon  ...................         6            883,965.87            0.29
Pennsylvania  .............        63          8,601,047.66            2.87
Rhode Island  .............        23          3,663,556.68            1.22
South Carolina.............        11            981,359.85            0.33
Tennessee  ................        21          2,065,773.80            0.69
Texas......................        69         10,545,504.28            3.52
Utah ......................        12          2,046,613.21            0.68
Vermont ...................         6            808,470.49            0.27
Virginia...................        51          9,006,896.79            3.00
Washington ................        19          3,631,700.01            1.21
West Virginia .............         2            109,759.22            0.04
Wisconsin  ................        21          2,482,678.42            0.83
Wyoming ...................         1            353,534.79            0.12
                                -----       ---------------          ------
         Total.............     1,573       $299,995,534.79          100.00%
                                =====       ===============          ======

___________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.41% in the 11372 ZIP Code.



             DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                                 NUMBER OF  PRINCIPAL BALANCE  PRINCIPAL BALANCE
                                 MORTGAGE   OUTSTANDING AS OF  OUTSTANDING AS OF
   DOCUMENTATION LEVEL             LOANS    THE CUT-OFF DATE    THE CUT-OFF DATE
-------------------------------  ---------  -----------------  -----------------
Full Documentation.............   1,066      $187,237,661.63          62.41%
Stated Income Documentation....     500       111,053,634.38          37.02
No Documentation ..............       3         1,151,823.12           0.38
Lite Documentation.............       4           552,415.66           0.18
                                  -----      ---------------         ------
         Total.................   1,573      $299,995,534.79         100.00%
                                  =====      ===============         ======
___________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" in the prospectus supplement.

            CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
 CURRENT MORTGAGE RATE (%)       LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
 4.990 -  5.000............         6       $  1,792,078.50           0.60%
 5.001 -  6.000............       146         38,046,752.99          12.68
 6.001 -  7.000............       397         93,401,077.40          31.13
 7.001 -  8.000............       470         91,465,233.06          30.49
 8.001 -  9.000............       320         50,118,685.27          16.71
 9.001 - 10.000............       133         15,552,265.83           5.18
10.001 - 11.000............        66          6,224,251.73           2.07
11.001 - 12.000............        33          3,288,858.45           1.10
12.001 - 12.690............         2            106,331.56           0.04
                                -----       ---------------         ------
         Total.............     1,573       $299,995,534.79         100.00%
                                =====       ===============         ======

___________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.378% per annum.



         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
     GROSS MARGIN (%)            LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
 3.000 -  3.000............         4       $  1,018,008.72            0.43%
 3.001 -  4.000............        89         22,073,140.35            9.30
 4.001 -  5.000............       328         76,311,037.48           32.16
 5.001 -  6.000............       397         79,034,399.73           33.31
 6.001 -  7.000............       205         33,788,786.80           14.24
 7.001 -  8.000............        89         14,825,915.30            6.25
 8.001 -  9.000............        68          7,556,746.86            3.19
 9.001 - 10.000............        19          1,931,249.50            0.81
10.001 - 11.000............         5            487,039.95            0.21
11.001 - 11.500............         2            226,800.14            0.10
                                -----       ---------------          ------
       Total...............     1,206       $237,253,124.83          100.00%
                                =====       ===============          ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.419% per annum.

     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
    NEXT ADJUSTMENT DATE         LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
05/01/04 ..................         1       $    332,853.23           0.14%
06/01/04 ..................         3            923,364.90           0.39
07/01/04 ..................         1            447,100.00           0.19
04/01/05 ..................         2            286,278.25           0.12
05/01/05 ..................         2            451,772.14           0.19
06/01/05 ..................         9          1,292,226.49           0.54
07/01/05 ..................        18          3,927,203.65           1.66
08/01/05 ..................        11          2,089,678.52           0.88
09/01/05 ..................        23          3,911,048.00           1.65
10/01/05 ..................        58         11,803,682.48           4.98
11/01/05 ..................       316         63,645,590.80          26.83
12/01/05 ..................       324         70,537,563.05          29.73
12/02/05 ..................         1            109,600.00           0.05
01/01/06 ..................       298         54,850,638.10          23.12
02/01/06 ..................        51          7,672,887.00           3.23
09/01/06 ..................         4            775,070.32           0.33
10/01/06 ..................         8          1,044,530.90           0.44
11/01/06 ..................        23          4,254,016.76           1.79
12/01/06 ..................        23          4,290,166.13           1.81
01/01/07 ..................        26          3,996,735.00           1.68
02/01/07 ..................         2            229,800.00           0.10
11/01/18 ..................         2            381,319.11           0.16
                                -----       ---------------         ------
        Total..............     1,206       $237,253,124.83         100.00%
                                =====       ===============         ======

___________________
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date is approximately 24 months.

    MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                              NUMBER OF   PRINCIPAL BALANCE    PRINCIPAL BALANCE
                              MORTGAGE    OUTSTANDING AS OF    OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)       LOANS     THE CUT-OFF DATE      THE CUT-OFF DATE
10.990 - 11.000 ...........        6       $  1,792,078.50             0.76%
11.001 - 12.000 ...........      123         31,343,160.52            13.21
12.001 - 13.000 ...........      290         66,782,717.30            28.15
13.001 - 14.000 ...........      385         78,775,006.76            33.20
14.001 - 15.000 ...........      239         38,496,081.03            16.23
15.001 - 16.000 ...........       92         12,329,267.15             5.20
16.001 - 17.000 ...........       46          4,987,590.18             2.10
17.001 - 18.000 ...........       22          2,465,868.69             1.04
18.001 - 18.750 ...........        3            281,354.70             0.12
                               -----       ---------------           ------
       Total...............    1,206       $237,253,124.83           100.00%
                               =====       ===============           ======

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.383% per annum.



    MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
 MINIMUM MORTGAGE RATE (%)       LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
 4.990 -  5.000 ...........         6       $  1,792,078.50            0.76%
 5.001 -  6.000 ...........       124         31,737,655.04           13.38
 6.001 -  7.000 ...........       302         71,609,249.03           30.18
 7.001 -  8.000 ...........       380         75,606,189.71           31.87
 8.001 -  9.000 ...........       241         38,379,482.62           16.18
 9.001 - 10.000 ...........        88         11,262,068.94            4.75
10.001 - 11.000 ...........        46          4,663,306.67            1.97
11.001 - 12.000 ...........        18          2,148,539.76            0.91
12.001 - 12.690 ...........         1             54,554.56            0.02
                                -----       ---------------          ------
       Total...............     1,206       $237,253,124.83          100.00%
                                =====       ===============          ======

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.336% per annum.

  INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
INITIAL PERIODIC RATE CAP (%)    LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
-----------------------------  ---------   -----------------   -----------------
1.000 .......................        1      $    447,100.00           0.19%
2.000 .......................        5         2,010,190.20           0.85
3.000 .......................    1,200       234,795,834.63          98.96
                                 -----      ---------------         ------
         Total...............    1,206      $237,253,124.83         100.00%
                                 =====      ===============         ======

___________________
(1)  Relates solely to initial rate adjustments.



 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                                 % OF AGGREGATE
                               NUMBER OF   PRINCIPAL BALANCE   PRINCIPAL BALANCE
                               MORTGAGE    OUTSTANDING AS OF   OUTSTANDING AS OF
    PERIODIC RATE CAP (%)        LOANS     THE CUT-OFF DATE     THE CUT-OFF DATE
---------------------------    ---------   -----------------   -----------------
1.000 .....................     1,171       $230,520,565.48          97.16%
1.500 .....................        35          6,732,559.35           2.84
                                -----       ---------------         ------
         Total.............     1,206       $237,253,124.83         100.00%
                                =====       ===============         ======

_____________________
(1)   Relates to all rate adjustments subsequent to initial rate adjustments.